Income Tax Disclosure	12 Months Ended
Mar. 31, 2017
Income Tax Disclosure [Abstract]
Income Tax Disclosure Text Block
6. Income Taxes

The Company files a consolidated federal and various state income tax returns. The provision for income taxes is as follows:

	2017	2016	2015
	(In thousands)
Current:
Federal	$395	$24,579	$4,380
State	495	1,953	453
	890	26,532	4,833
Deferred:
Federal	6,259	(689)	(925)
State	265	156	313
	6,524	(533)	(612)
Total income taxes	$7,414	$25,999	$4,221

A reconciliation of the expected U.S. statutory rate to the effective rate follows:

	2017	2016	2015
Computed (expected tax rate)	35.0%	35.0%	35.0%
State income taxes (net of federal tax benefit)	4.1	2.7	2.9
State tax credits	(2.5)	(0.9)	(8.7)
Federal credits	(1.8)	(0.4)	(2.4)
Manufacturer’s deduction	(1.7)	(3.9)	(5.0)
(Reversal of) addition to uncertain tax positions	0.2	0.2	(1.0)
Other permanent differences not deductible	2.4	(0.2)	0.7
Change in valuation allowance	0.2	0.1	9.9
Other	1.1	(0.3)	(1.5)
Effective income tax rate	37.0%	32.3%	29.9%

The effective tax rate was 37.0% in 2017 and 32.3% in 2016. Of the 4.7 percentage point increase in the effective tax rate for the year, the major contributor to this increase is the permanent differences not deductible which account for 2.6% of this increase. The other significant change is in the manufacturer’s deduction, which is based on taxable income. As a result of significant bonus depreciation in the fourth quarter of 2017, the percentage of the deduction in relationship to book income is lower than last year by 2.2%.

The following is a summary of the significant components of the Company's deferred income tax assets and liabilities as of March 31:

	2017	2016
	(In thousands)
Deferred income tax assets:
Future tax credits	$3,827	$3,807
Employee benefits	3,119	3,174
Insurance	924	881
Other comprehensive loss	7,135	18,154
Interest	32	21
Prepaid revenue	444	571
Other	472	2,804
Severance	-	3
	15,953	29,415

Deferred income tax liabilities:
Property basis and depreciation difference	12,786	9,330
481(a) adjustment	429	880
Inventory valuation	1,032	1,247
Intangibles	213	235
Earnings from equity investment	193	69
Pension	3,590	2,896
	18,243	14,657
Valuation allowance - non-current	1,891	1,861
Net deferred income tax (liability) asset	$(4,181)	$12,897

Net non-current deferred income tax liabilities of $4.2 million as of March 31, 2017 and net non-current deferred income tax assets of $12.9 million as of March 31, 2016 are recognized in the Consolidated Balance Sheets.

In November 2015, the FASB issued ASU 2015-17, Balance Sheet Classification of Deferred Taxes which requires that all deferred tax liabilities and assets of the same tax jurisdiction or a tax filing group, as well as any related valuation allowance, be offset and be presented as a single noncurrent amount in a classified balance sheet. This standard is effective for the Company for fiscal years beginning after December 15, 2017 (beginning of fiscal 2019). Early adoption is permitted. The Company adopted this standard during 2016 on a prospective basis.

The Company has State tax credit carryforwards amounting to $1.2 million (California, net of Federal impact), $0.9 million (New York, net of Federal impact), and $1.7 million (Wisconsin, net of Federal impact), which are available to reduce future taxes payable in each respective state through 2032 (Wisconsin), through 2032 (New York), and through 2027 (California). The Company has performed the required assessment regarding the realization of deferred tax assets and at March 31, 2017, the Company has recorded a valuation allowance amounting to $1.9 million, which relates primarily to tax credit carryforwards which management has concluded it is more likely than not they will not be realized in the ordinary course of operations. Although realization is not assured, management has concluded that it is more likely than not that the deferred tax assets for which a valuation allowance was determined to be unnecessary will be realized in the ordinary course of operations. The amount of net deferred tax assets considered realizable, however, could be reduced if actual future income or income taxes rates are lower than estimated or if there are differences in the timing or amount of future reversals of existing taxable or deductible temporary differences.

Current rules on the accounting for uncertainty on income taxes prescribe a minimum recognition threshold for a tax position taken or expected to be taken in a tax return that is required to be met before being recognized in the financial statements. Those rules also provide guidance on derecognition, measurement, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company classifies the liability for uncertain tax positions in other accrued expenses or other long-term liabilities depending on their expected settlement. The change in the liability for the years ended March 31, 2017 and 2016 consists of the following:

	2017	2016
	(In thousands)
Beginning balance	$694	$464

Tax positions related to current year:
Additions	67	291

Tax positions related to prior years:
Additions	-	241
Reductions	(46)	(7)
Settlements	-	(166)
Lapses in statues of limitations	-	(129)
Balance as of March 31,	$715	$694

Neither balances at March 31, 2017 nor 2016 include tax positions that are highly certain but for which there is uncertainty about the timing. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of these positions would not impact the annual effective tax rate but would accelerate the payment of cash to the tax authority to an earlier period.

The Company recognizes interest and penalties accrued on unrecognized tax benefits as well as interest received from favorable settlements within income tax expense. During the years ended March 31, 2017 and 2016, the Company recognized approximately $0.1 million decrease and $0.1 million decrease, respectively, in interest and penalties. As of March 31, 2017 and 2016, the Company had approximately $0.1 million and $0.1 million, respectively, of interest and penalties accrued associated with unrecognized tax benefits.

Although management believes that an adequate provision has been made for uncertain tax positions, there is the possibility that the ultimate resolution could have an adverse effect on the earnings of the Company. Conversely, if resolved favorably in the future, the related provisions would be reduced, thus having a positive impact on earnings. It is anticipated that audit settlements will be reached during 2018 with federal and state taxing authorities that could have an impact on earnings. Due to the uncertainty of amounts and in accordance with its accounting policies, the Company has not recorded any potential impact of these settlements.

The federal income tax returns for years after March 31, 2013 are subject to examination.